UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 16, 2009
(Date of Earliest Event Reported)

NATIONAL HOLDINGS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-12629 (Commission File Number)	36-4128138 (I.R.S. Employer Identification No.)

120 Broadway, 27th Floor, New York, NY 10271
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 417-8000

___________________________________
(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Appointment of Principal Officers

Effective March 16, 2009, the Company appointed Mark D. Roth as Chief Operating Officer and General Counsel of the Company.  This appointment was approved by the Board of Directors of the Company.

Mr. Roth is presently the General Counsel of National Securities Corporation, the Company’s wholly owned subsidiary (“National Securities”) and served as General Counsel to the Company from 1995 to 1998.  Mr. Roth joined National Securities in 2007.  From 1998 to 2007, Mr. Roth was managing member of Golbeck Roth, PLLC, a law firm specializing in transactions, regulation, compliance and litigation among securities brokers, dealers, investment advisers, issuers and their officers, directors, shareholders, customers and regulators.  Mr. Roth earned his JD at Pepperdine University School of Law in 1989 and his BS in Biological Science from University of California, Irvine, in 1984.

Item 8.01.     Other Events.

The Company held its annual meeting of shareholders on March 16, 2009.  Proxies were solicited by the Company pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. At the annual meeting, the Company’s shareholders approved the following proposals:

1.           The number of shares voted “for” and “withhold authority” in connection with the election of Charles R. Modica as a Class II Director to the Board of Directors of the Company was as follows:

		Withhold
	For	Authority
In Person	-	-
By Proxy	13,889,454	157,669

Total	13,889,454	157,669

The number of shares voted “for” and “withhold authority” in connection with the election of Jorge A. Ortega as a Class II Director to the Board of Directors of the Company was as follows:

		Withhold
	For	Authority
In Person	-	-
By Proxy	13,889,453	157,670

Total	13,889,453	157,670

The terms of Marshall S. Geller and Christopher C. Dewey, Class I Directors, and Mark Goldwasser, Leonard J. Sokolow and Robert W. Lautz, Jr., Class III Directors, continued after the annual meeting.

2.           The number of shares voted “for”, “against” and “abstain” in connection with the ratification of Sherb & Co., LLP, as the Company’s independent registered public accountants for the fiscal year ending September 30, 2009 was as follows:

	For	Against	Abstain
In Person	-	-	-
By Proxy	13,839,807	58,220	149,096

Total	13,839,807	58,220	149,096

The information in Item 8.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HOLDINGS CORPORATION
By:	/S/ MARK GOLDWASSER
Mark Goldwasser
Chief Executive Officer

Dated: March 19, 2009